UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2005

Group 1 Automotive, Inc. 401(k) Savings Plan
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13461	76-0506313
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

950 Echo Lane, Suite 100, Houston, Texas		77024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-647-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

On January 19, 2005, Crowe Chizek and Company LLC ("Crowe Chizek") declined to be reappointed as the independent auditors for the Group 1 Automotive, Inc. 401(k) Savings Plan (the "Plan") since Crowe Chizek performed Sarbanes-Oxley Section 404 audit work in 2004. On Februay 17, 2005, the Plan engaged Weinstein Spira & Company, P.C. ("Weinstein") as its new independent auditor for the audit for the fiscal year ending December 31, 2004.

(a) Previous Independent Accountant

(i) On January 19, 2005, Crowe Chizek declined to be reappointed as the Plan's independent auditor.

(ii) Crowe Chizek's report on the financial statements of the Plan for the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The change in auditors satisfied an independence issue since Crowe Chizek performed Sarbanes-Oxley Section 404 audit work in 2004. This decision was approved by the Plan Administrative Committee.

(iv) During the Plan's two most recent fiscal years, and through April 20, 2005, there were no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

(v) During the Plan's two most recent fiscal years, and through April 20, 2005, Crowe Chizek did not advise the Plan of any reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan has provided Crowe Chizek with a copy of the above disclosures which the Plan is making in response to Item 304(a) of Regulation S-K and has requested that Crowe Chizek furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated April 28, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) New Independent Accountants.

On February 17, 2005, the Plan engaged Weinstein as its new independent accountants to audit its financial statements for the year ended December 31, 2004. Prior to engaging Weinstein, the Registrant did not consult Weinstein regarding:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and no written report or oral advice was provided to the Plan that Weinstein concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was a subject of a disagreement or a reportable event.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

16.1 Letter from Crowe Chizek and Company LLC to the Securities and Exchange Commission, dated April 28, 2005, regarding change in certifying accountants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc. 401(k) Savings Plan

April 28, 2005	By:	J. Brooks O'Hara

Name: J. Brooks O'Hara
Title: Plan Administrator

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Crowe Chizek and Company LLC to the Securities and Exchange Commission, dated April 28, 2005, regarding change in certifying accountants.